Exhibit 99.1

[CITIZENS LOGO]                                     [REPUBLIC LOGO]


FOR IMMEDIATE RELEASE

CITIZENS BANKING CORPORATION                      REPUBLIC BANCORP INC.
NASDAQ symbol: CBCF                               NASDAQ symbol: RBNC
Charles D. Christy                                Thomas F. Menacher
EVP & Chief Financial Officer                     EVP, Treasurer, & Chief
(810) 237-4200                                    Financial Officer
Charlie.Christy@cbcf-net.com                      (989) 725-7337
                                                  tmenacher@republicbancorp.com

Kathleen Miller                                   Kristine D. Brenner
Investor Relations                                Director of Investor Relations
(810) 257-2506                                    (989) 725-7337
Kathleen.Miller@cbcf-net.com                      kbrenner@republicbancorp.com

JUNE 27, 2006

            CITIZENS BANKING CORPORATION AND REPUBLIC BANCORP INC. ANNOUNCE MERGER AGREEMENT TO CREATE A LEADING MIDWESTERN FRANCHISE

FLINT, MICHIGAN AND ANN ARBOR, MICHIGAN --- Citizens Banking Corporation ("Citizens") and Republic Bancorp Inc. ("Republic") announced today that they have agreed to merge Republic into Citizens to create the new Citizens Republic Bancorp in a transaction currently valued at approximately $1.048 billion in stock and cash. Citizens Republic Bancorp will be the 45th largest bank holding company headquartered in the United States, based on March 31, 2006 assets of $13.9 billion.

"This exciting partnership with Republic is the culmination of the outstanding results our leadership team has achieved in completing the turnaround initiatives we established in 2002. It enhances our core markets, sales culture, product capabilities, and credit competencies as well as improves our presence in attractive, high-growth markets. Most importantly, it positions us to enhance long-term shareholder value," stated William R. Hartman, chairman, president and CEO of Citizens. "Led by a strong leadership team, Republic has a long track record of consistent financial performance based on high-touch and high-quality service, which are also core values of our Vision," added Hartman.

"Republic's top-notch management team has built a solid, focused organization through consistent growth since we started as a de novo bank 21 years ago. We're excited to join Republic with Citizens to create a leading Midwestern franchise," stated Jerry D. Campbell, chairman and founder of Republic. "We believe this is an excellent transaction for our shareholders and demonstrates our commitment since inception to continually increase shareholder value," continued Campbell.

"We are very enthusiastic about working with the outstanding Citizens leadership team. Our companies complement each other in many ways and by implementing the best practices from each organization, we will have an even greater ability to deliver superior products and services to our customers. This translates into an opportunity for stronger financial performance and enhanced shareholder value. The appeal of this combination by every strategic, financial, and operational measure is a win for our customers, shareholders, and employees," stated Dana M. Cluckey, president and CEO of Republic.

KEY HIGHLIGHTS OF THE TRANSACTION:
o Based on Citizens' average closing price for the ten trading day period ended June 26, 2006, the transaction is valued at $13.86 per Republic share and represents total consideration of $1.048 billion. The aggregate consideration is fixed at approximately $155 million in cash and 33.2 million Citizens shares (approximately 15% cash and 85% stock).
o Republic shareholders will have the right to elect to receive either cash or Citizens common stock, subject to pro-ration if either cash or stock is oversubscribed. At closing, each Republic shareholder will receive, in exchange for each share of Republic common stock they hold, cash or Citizens common stock, in either case having a value equal to $2.08 in cash plus 0.4378 shares of Citizens common stock based on the average closing


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     price for the ten trading day period  immediately  preceding the completion of the merger. Common stock received by Republic shareholders is expected to qualify as a tax-free exchange.
o The transaction is projected to close in the fourth quarter of 2006, subject to regulatory and shareholder approvals.
o    Assuming  no  revenue   synergies,   the  transaction  is  expected  to  be
     immediately GAAP and cash accretive to earnings per share for all shareholders in 2007.
o    The  new  entity  will  be  named  Citizens  Republic  Bancorp   ("Citizens
     Republic") and will retain the familiar Citizens' colors and weatherball as part of its logo.
o    Key facts about Citizens Republic Bancorp:
          o    $2.0 billion in combined market capitalization
          o    275 branches and loan production offices in Michigan,  Wisconsin,
               Ohio, Iowa, and Indiana
          o    $13.9 billion in assets
          o    $8.6 billion in deposits
          o    $2.6 billion in trust assets under administration

MANAGEMENT STRUCTURE
The executive management of Citizens Republic Bancorp will be comprised of Jerry
D. Campbell as chairman, William R. Hartman as CEO, Dana M. Cluckey as president and chief operating officer, Charles D. Christy as chief financial officer, John
D. Schwab as chief credit officer, and Thomas F. Menacher as merger integration officer. The Board of Directors for Citizens Republic will be comprised of nine current Citizens directors and seven current Republic directors. In addition to being familiar with the communities served, the existing corporate cultures and strategies for both companies are very compatible and the new leadership team is committed to improving upon the strong sales and service-oriented philosophy of both Citizens and Republic.

CITIZENS REPUBLIC BANCORP
Upon completion of the transaction, Citizens Republic Bancorp will represent a strong regional brand and will be better positioned to compete with super-regional as well as community banks. The combined entity will be the 45th largest bank holding company headquartered in the United States with market capitalization of $2.0 billion, assets of $13.9 billion, deposits of $8.6 billion, and trust assets under administration of $2.6 billion. Citizens Republic will provide a full complement of commercial, cash management, wealth management, and specialty lending products and services to Republic customers as well as enhanced SBA, commercial real estate and mortgage banking products and services for Citizens' customers through 275 branch and loan production offices with modest location overlap and 279 ATMs in Michigan, Wisconsin, Ohio, Iowa, and Indiana. This partnership will significantly increase the Southeast Michigan presence to 39 locations, giving Citizens Republic almost 5% of total deposit market share in Michigan, and placing over 35% of its deposits in high-growth markets. The merger will improve net charge-offs to total average loans as a result of a more diversified loan portfolio, diversify the revenue mix through complementary lines of business and reduce the efficiency ratio as a result of the enhanced scale of operations. Shareholders of the new entity are expected to receive dividends of $1.16 per share annually. This represents a 4.3% yield, based on Citizens' average closing price for ten trading days ended June 26, 2006 of $26.92. This is consistent with Citizens' current policy and represents an increase of 36% for Republic shareholders who receive Citizens stock. The complementary strengths of the two companies are expected to generate significant revenue opportunities. These enhancements are not included in the financial assumptions for the transaction but are expected to further improve operating results and other key financial ratios.

RESTRUCTURING AND INTEGRATION
The transaction will improve financial returns by utilizing existing operating capacity to improve efficiency. Annual cost savings of $28 million, or 9% of the combined expense base, are expected, of which 70% are projected for 2007 and 100% for 2008 and thereafter. Citizens Republic anticipates $87 million in pre-tax restructuring costs, comprised of personnel, facilities/branch, systems and other expenses. While the entire management team at both banks has successful acquisition integration experience, Thomas F. Menacher will lead the merger integration to ensure a successful transition for customers. Branch divestitures, if required after regulatory review, and system conversions are expected to occur in the first quarter of 2007.

As part of the transaction, management plans to improve the interest rate risk and credit risk positions at Citizens Republic by selling approximately $1 billion in mortgage loans and securities, liquidating $1 billion in wholesale funding, and recording $20 million of credit-related adjustments. These estimated improvements are based on the current economic and interest rate environment and may change prior to completion of the merger and the restructuring. Additional actions are planned to improve the revenue and deposit mix of the new entity by adding enhanced loan and deposit product capabilities and leveraging the expanded branch network to increase lower-cost core deposits.


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Advisors to Citizens included UBS Investment Bank and Wachtell,  Lipton, Rosen &
Katz. Advisors to Republic were Goldman, Sachs & Co. and Cadwalader, Wickersham & Taft LLP.

INVESTOR CONFERENCE CALL
Jerry D. Campbell, chairman of Republic, William R. Hartman, chairman, president, and CEO of Citizens, Dana M. Cluckey, president and CEO of Republic, Charles D. Christy, CFO of Citizens, Thomas F. Menacher, EVP, treasurer, and CFO of Republic, John D. Schwab, chief credit officer of Citizens, and Martin E. Grunst, treasurer of Citizens, will review an investor presentation filed with the SEC and posted to our website today at 10:30AM EDT ON TUESDAY, JUNE 27, 2006.

To participate in the conference call, please call the number below approximately 10 minutes prior to the scheduled conference time. US/Canada Dial-in Number: (877) 407-8031 International Dial-In Number: (201) 689-8031 Conference Name: "Citizens Banking Corporation Conference Call." RSVP is not required.

MEDIA CONFERENCE CALL
The executive management team will conduct a conference call with media representatives to review an investor presentation filed with the SEC and posted to our website today and to answer questions at 1:00PM EDT ON TUESDAY, JUNE 27, 2006.

To participate in the conference call, please call the number below approximately 10 minutes prior to the scheduled conference time. US/Canada Dial-in Number: (888) 664-9958 Participant Passcode: 7410344 Conference Name:
"Media Conference." RSVP is not required.


CORPORATE PROFILES
Citizens Banking Corporation is a diversified financial services company providing a full range of commercial, consumer, mortgage banking, trust and financial planning services to a broad client base. Citizens operates 183 branch, private banking, and financial center locations and 188 ATMs throughout Michigan, Wisconsin, and Iowa.

Republic Bancorp Inc., has consistently been the number one Small Business Administration bank lender based in Michigan and one of the Midwest's top retail mortgage lenders. Republic was named the 17th Best Company to Work For by FORTUNE magazine (marking the sixth year on FORTUNE's "100 Best Companies to Work For" list) and named to WORKING MOTHER magazine's list of "100 Best Companies for Working Mothers" for the fifth year in a row. Republic operates 92 retail, commercial, and mortgage banking offices and 91 ATMs throughout Michigan, Ohio and Indiana.


SAFE HARBOR STATEMENT
Discussions in this release that are not statements of historical fact (including statements that include terms such as "will," "may," "should,"
"believe," "expect," "anticipate," "estimate," "intend," and "plan") are forward-looking statements that involve risks and uncertainties. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Citizens and Republic, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Citizens or Republic shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; deposit attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; divestitures assumed and/or required; potential conditions that may affect the tax-free status of the Republic stock exchange for Citizens' common shares; and unfavorable changes in economic and business conditions or the regulatory environment. Additional factors that may affect future results are contained in Citizens' and Republic's filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Citizens and Republic disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.


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ADDITIONAL INFORMATION
In connection with the proposed merger, Citizens and Republic will file a joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Citizens and Republic with the SEC at the SEC's website at http://www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and each company's other filings with the SEC may also be obtained by accessing Citizens' website at http://www.citizensonline.com under the Investor Relations section or by accessing Republic's website at http://www.republicbancorp.com under the Investor Relations section.

Citizens and Republic and their respective directors, executive officers and other members of their management may be soliciting proxies from their respective shareholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Citizens' shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Citizens with the SEC on March 22, 2006, and information concerning persons who may be considered participants in the solicitation of Republic's shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Republic with the SEC on March 14, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.
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           Visit our websites at HTTP://WWW.CITIZENSONLINE.COM and
             HTTP://WWW.REPUBLICBANCORP.COM for more information.


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